MUELLER INDUSTRIES, INC.
AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Employment Agreement (the “Employment Agreement”), dated October 30, 2008, by and between Mueller Industries, Inc. (the “Company”) and Gregory L. Christopher (the “Employee”) is entered into as of this 14th day of February 2013, to be effective as of the date hereof.

WHEREAS, the Company and the Employee are parties to the Employment Agreement; and

WHEREAS, each of the Company and the Employee wish to amend the Employment Agreement.

NOW, THEREFORE, the Employment Agreement is hereby amended as follows (with terms not otherwise defined in this Amendment having the same meaning as set forth in the Employment Agreement):

1. Amendment to the Employment Agreement.  Section 6 of the Employment Agreement shall be deleted in its entirety and replaced with the following:

“[Intentionally Omitted]”.

2. Ratification and Confirmation.  To the extent not amended hereby, the Employment Agreement is hereby ratified and confirmed in all respects and shall continue with full force and effect in accordance with its terms.

3. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee, without reference to principles of conflict of laws.

4. Headings.  Section headings are for convenience only and shall not be considered a part of this Amendment.

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[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been entered into as of the date first set forth above.

EMPLOYEE
/s/ Gregory L. Christopher
Gregory L. Christopher
MUELLER INDUSTRIES, INC.

/s/ Gary C. Wilkerson
By: Gary C. Wilkerson
Title: Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 1 to Amended and Restated Employment Agreement]